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                                                                   EXHIBIT 10.70

               SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

            THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (the "Amendment") dated as of February 18, 2004, is made by and among P & L Receivables Company, LLC, as seller (the "Seller"), Peabody Energy Corporation, as initial Servicer (the "Servicer"), Big Sky Coal Company, Caballo Coal Company, Eastern Associated Coal Corp., Peabody Coal Sales Company, Peabody Coal Company, Peabody Western Coal Company, Powder River Coal Company, Peabody Holding Company, Inc., Peabody Coaltrade, Inc., as Sub-Servicers, Market Street Funding Corporation, as Issuer (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as administrator (the "Administrator").

                                   WITNESSETH:

            WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement dated as of February 20, 2002, by and among the Seller, the Servicer, the Sub-Servicers, the Issuer, and the Administrator, as amended by that certain First Amendment to Liquidity Asset Purchase Agreement dated as of February 27, 2003 (the "Receivables Purchase Agreement"), and desire to amend the terms thereof as set forth herein.

            NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.    Definitions.

            Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement as amended by this Amendment.

2.    Amendments to Receivables Purchase Agreement.

            (a) Exhibit I, Definition of "Defaulted Receivable". The definition of "Defaulted Receivable" set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated as follows:

                  "Defaulted Receivable" means a Receivable:

                  (a) as to which any payment, or part thereof, remains unpaid for more than 60 days from the due date for such payment (which shall be determined without regard to any credit memos or credit balances available to the obligor), or

                  (b) without duplication (i) as to which an Insolvency
            Proceeding shall have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto, or (ii) that has been written off the Seller's books as uncollectible.

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            (b)   Exhibit I, Definition of "Eligible Receivable". The definition of "Eligible Receivable" set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated as follows:

                  (i) Clause (a) of the definition of "Eligible Receivable" is hereby amended and restated to read as follows:

                        "(a) the Obligor of which is (i) a United States
            resident or if such Obligor is not a United States resident: (A) such Pool Receivable must result from goods sold and shipped from the Originator in the United States and payment for such goods must be denominated and payable only in Dollars and payable to an Originator at a Lock-Box Account, (B) if such Obligor is a resident of Canada, the total of all Eligible Receivables the Obligors of which are Canadian residents does not exceed 3% (or, if at any time the foreign currency rating of Canada falls below A by Standard & Poor's or A2 by Moody's, 2%) of all Eligible Receivables and, and
            (C) are if such Obligor is neither a U.S. nor a Canadian resident, the total of all Eligible Receivables the Obligors of which are both non-U.S. and non-Canadian residents does not exceed 5% of all Eligible Receivables, (ii) not a government or a governmental subdivision, affiliate or agency, except that up to 3% of all Eligible Receivables may consist of Receivables the Obligors of which are governments, governmental subdivisions, affiliates or agencies, provided, however, that TVA shall not be subject to the restrictions of this subsection (ii), (iii) not subject to any action of the type described in paragraph (f) of Exhibit V to the Agreement, (iv) not an Affiliate of Peabody or any other Originator, and (v) not an Obligor as to which the Administrator, in its reasonable business judgment, has notified the Seller that such Obligor is not acceptable."

                  (ii) A new clause (q) is hereby added to the definition of "Eligible Receivable, to follow immediately after existing clause (p) and to read as set forth below, and the period at the end of clause (p) is deleted and the following words are inserted in lieu thereof: ", and":

                        "(q) that is not a Receivable considered to be a
            "quality accrual" (as reported on the monthly Information Package), except that up to 5% of Eligible Receivables may be "quality accruals".

3. Representations and Warranties. Each of the Seller, the Servicer, and the Sub-Servicers hereby represents and warrants to the Issuer and Administrator as follows:

            A. The representations and warranties of the Seller, the Servicer, and the Sub-Servicers contained in the Receivables Purchase Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Seller, the Servicer, and the

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Sub-Servicers on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date; and

            B. Each of the Seller, the Servicer, and the Sub-Servicers is in compliance with all terms, conditions, provisions, and covenants contained in the Receivables Purchase Agreement and the execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon any of the Seller, the Servicer, and the Sub-Servicers or any of their property; and, no Unmatured Termination Event or Termination Event has occurred and is continuing or would result from the making of this Amendment.

4. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

      A. Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrator, and the Administrator shall have received from the Seller, the Issuer, the Servicer and the Sub-Servicers all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrator.

      B. No Default. As of the date hereof, no Unmatured Termination Event or Termination Event has occurred and is continuing and each of the Seller, the Servicer, and the Sub-Servicers by executing this Amendment confirms the same and also confirms the accuracy of the representations and warranties in Section 3 above.

5. Amendment. The Receivables Purchase Agreement referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Receivables Purchase Agreement in any document, instrument, or agreement shall hereafter mean and include the Receivables Purchase Agreement, including such schedules and exhibits, as amended hereby.

6. Force and Effect. Each of the Seller, the Servicer, and the Sub-Servicers reconfirms, restates, and ratifies the Receivables Purchase Agreement, the Transaction Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Seller, the Servicer, and the Sub-Servicers confirms that all such documents have remained in full force and effect since the date of their execution.

7. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by Issuer of any Termination Event under the Receivables Purchase

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Agreement, or of any event which with the passage of time or the giving of notice or both would constitute a Termination Event.

9. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to its conflict of laws principles.

10. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of all conditions set forth in Section 4 of this Amendment.

                         [SIGNATURES BEGIN ON NEXT PAGE]

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                  [SIGNATURE PAGE 1 OF 6 TO SECOND AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

                              P & L RECEIVABLES COMPANY, LLC
                              as Seller

                              By: /s/ Walter L. Hawkins, Jr.
                                  ----------------------------------------------
                                  Name: Walter L. Hawkins, Jr.
                                  Title: Vice President and Treasurer

                              PEABODY ENERGY CORPORATION,
                              as initial Servicer

                              By: /s/ L. Brent Stottlemyre
                                  ----------------------------------------------
                                  Name: L. Brent Stottlemyre
                                  Title: Vice President - Finance and Controller

                  [SIGNATURE PAGE 2 OF 6 TO SECOND AMENDMENT TO
                        RECEIVABLES PURCHASE AGREEMENT]

                              BIG SKY COAL COMPANY,
                              as Sub-Servicer

                              By: /s/ Walter L. Hawkins, Jr.
                                  ----------------------------------------------
                                  Name: Walter L. Hawkins, Jr.
                                  Title: Vice President and Treasurer

                              CABALLO COAL COMPANY,
                              as Sub-Servicer

                              By: /s/ Walter L. Hawkins, Jr.
                                  ----------------------------------------------
                                  Name: Walter L. Hawkins, Jr.
                                  Title: Vice President and Treasurer

                              EASTERN ASSOCIATED COAL CORP.,
                              as Sub-Servicer

                              By: /s/ Walter L. Hawkins, Jr.
                                  ----------------------------------------------
                                  Name: Walter L. Hawkins, Jr.
                                  Title: Vice President and Treasurer

                              PEABODY COAL SALES COMPANY,
                              as Sub-Servicer

                              By: /s/ Walter L. Hawkins, Jr.
                                  ----------------------------------------------
                                  Name: Walter L. Hawkins, Jr.
                                  Title: Vice President and Treasurer

                  [SIGNATURE PAGE 3 OF 6 TO SECOND AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT]

                              PEABODY COAL COMPANY,
                              as Sub-Servicer

                              By: /s/ Walter L. Hawkins, Jr.
                                  ----------------------------------------------
                                  Name: Walter L. Hawkins, Jr.
                                  Title: Vice President and Treasurer

                              PEABODY WESTERN COAL COMPANY,
                              as Sub-Servicer

                              By: /s/ Walter L. Hawkins, Jr.
                                  ----------------------------------------------
                                  Name: Walter L. Hawkins, Jr.
                                  Title: Vice President and Treasurer

                              POWDER RIVER COAL COMPANY,
                              as Sub-Servicer

                              By: /s/ Walter L. Hawkins, Jr.
                                  ----------------------------------------------
                                  Name: Walter L. Hawkins, Jr.
                                  Title: Vice President and Treasurer

                              PEABODY HOLDING COMPANY, INC.
                              as Sub-Servicer

                              By: /s/ Walter L. Hawkins, Jr.
                                  ----------------------------------------------
                                  Name: Walter L. Hawkins, Jr.
                                  Title: Vice President and Treasurer

                  [SIGNATURE PAGE 4 OF 6 TO SECOND AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT]

                              PEABODY COALTRADE, INC.
                              as Sub-Servicer

                              By: /s/ Walter L. Hawkins, Jr.
                                  ----------------------------------------------
                                  Name: Walter L. Hawkins, Jr.
                                  Title: Vice President and Treasurer

                  [SIGNATURE PAGE 5 OF 6 TO SECOND AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT]

                              MARKET STREET FUNDING CORPORATION,
                              as Issuer

                              By: /s/ Evelyn Echevarria
                                  ----------------------------------------------
                                  Name: Evelyn Echevarria
                                  Title: Vice President

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                  [SIGNATURE PAGE 6 OF 6 TO SECOND AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT]

                              PNC BANK, NATIONAL ASSOCIATION,
                              as Administrator

                              By: /s/ John Smathers

                                  Name: John Smathers
                                  Title: Vice President

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